LEASES	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
LEASES
LEASES

As of December 31, 2015, we leased in eight vessels (2014: nil vessels) from Ship Finance and five vessels (2014: nil vessels) from third parties. All of these vessels are leased under long-term time charters which are classified as operating leases.

Charterhire and office rent expense
The future minimum rental payments under our non-cancelable operating leases as of December 31, 2015, net of future amortization of unfavorable time charters-in, are as follows:

(in thousands of $)
2016	40,129
2017	34,437
2018	34,397
2019	34,397
2020	34,488
Thereafter	200,403
378,251

During 2015, 2014 and 2013, the charter hire expense under operating leases was $30.7 million (net of credit of $1.4 million in respect of the amortization of unfavorable time charter contracts-in), nil and nil, respectively.

As at December 31, 2015, the minimum rental payments include $0.2 million in relation to office rent expenses and $378.1 million in relation to charter hire expenses for leased in vessels.

We acquired two long term chartered in vessel, accounted for as operating leases, as a result of the Merger. One vessel was redelivered in June 2015.

In April 2015, we agreed to a sale and leaseback transaction with Ship Finance for eight Capesize vessels for an en-bloc for an aggregate price of $272.0 million. The vessels were delivered to Ship Finance in the third quarter of 2015 and were time chartered-in by one of our subsidiaries for a period of ten years. The daily time charter rate is $17,600 during the first 7 years and $14,900 in the remaining 3 years, of which $7,000 is for operating expenses (including dry docking costs). In addition, 33% of our profit from revenues above the daily time charter rate for all eight vessels aggregated will be calculated and paid on a quarterly basis to Ship Finance. A profit share payment (contingent rental expense) of 33% above the daily hire rates for all eight vessels aggregated will be calculated and paid on a quarterly basis to Ship Finance. In addition, the daily hire payments will be adjusted if the actual three month LIBOR should deviate from a base LIBOR of 0.4% per annum. For each 0.1% point increase/decrease in the interest rate level, the daily charter hire will increase or decrease by $50 per day in the first 7 years and $25 per day in the remaining 3 years. We have a purchase option of $112 million en-bloc after 10 years and, if such option is not exercised, Ship Finance will have the option to extend the charters by three years at $14,900 per day, the minimum lease period has been assessed as thirteen years. Contingent rental income recorded in 2015, 2014 and 2013 as a reduction in charter hire expense was $0.02 million, nil and nil, respectively.

Rental income
As of December 31, 2015, we leased out six vessel on fixed rate charters (2014 : nil vessels) and nine vessels (2014 : three vessels) on index-linked time charter rates to third parties on time charters with initial periods ranging between 1 year and 10 years. All of these leases are classified as operating leases.

The minimum future revenues, net of future amortization of favorable time charter contracts-out to be received from the fixed rate charters as of December 31, 2015 are as follows:

(in thousands of $)
2016	21,071
2017	18,364
2018	16,673
2019	16,673
2020	11,669
Thereafter	4,091
88,541

As of December 31, 2015, the cost and accumulated depreciation of the thirteen owned vessels and one vessel held under capital lease, which were leased out to third parties, were $639.1 million and $26.7 million, respectively. As of December 31, 2014, the cost and accumulated depreciation of the three owned vessels leased out to third parties were $222.9 million and $38.0 million, respectively. In addition, one vessel (2014: no vessels) is leased out to a third party under an operating lease.